                                                                Exhibit 699.POA2


                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE JHAVERI TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee and the Chief Executive Officer and Chairman of the Board of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such amendments, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of May, 1997.
                                  /s/ Ramesh C. Jhaveri
                                 -------------------------------------------
                                 RAMESH C. JHAVERI, Trustee, Chief Executive
                                 Officer and Chairman of the Board

STATE OF OHIO              )
                           )       ss:
COUNTY OF CUYAHOGA         )

         Before me, a Notary Public, in and for said county and state, personally appeared RAMESH C. JHAVERI, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 28th day of May, 1997.

                                  John M. Stickney
                                  --------------------------------------
                                  Notary Public
                                        no exp.

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE JHAVERI TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee and the President and Treasurer of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such amendments, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of May, 1997.
                                       /s/ Saumil R. Jhaveri
                                      --------------------------------------
                                      SAUMIL R. JHAVERI, Trustee, President
                                      and Treasurer

STATE OF OHIO         )
                      )       ss:
COUNTY OF CUYAHOGA    )

         Before me, a Notary Public, in and for said county and state, personally appeared SAUMIL R. JHAVERI, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 28th day of May, 1997.

                                   /s/ John M. Stickney
                                  ---------------------------
                                  Notary Public
                                        no exp.

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE JHAVERI TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such amendments, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of May, 1997.

                                        /s/ Mukul M. Mehta
                                        ---------------------------------------
                                        MUKUL M. MEHTA, Trustee

STATE OF OHIO           )
                        )       ss:
COUNTY OF CUYAHOGA      )

         Before me, a Notary Public, in and for said county and state, personally appeared MUKUL M. MEHTA, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 28th day of May, 1997.

                                  John M. Stickney
                                  --------------------
                                  Notary Public
                                          no exp.

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE JHAVERI TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such amendments, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of May, 1997.
                                              /s/ James F. Mueller
                                              ---------------------------------
                                              JAMES F. MUELLER, Trustee

STATE OF OHIO            )
                         )   ss:
COUNTY OF CUYAHOGA       )

         Before me, a Notary Public, in and for said county and state, personally appeared JAMES F. MUELLER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 28th day of May, 1997.

                                  John M. Stickney
                                  ---------------------
                                  Notary Public
                                          no exp.

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE JHAVERI TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Post-Effective Amendment No. 2 to its Registration Statement; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such amendments, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of May, 1997.
                                              /s/ David R. Zavagno
                                             ----------------------------------
                                             DAVID R. ZAVAGNO, Trustee

STATE OF OHIO          )
                       )       ss:
COUNTY OF CUYAHOGA     )

         Before me, a Notary Public, in and for said county and state, personally appeared DAVID R. ZAVAGNO, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 28th day of May, 1997.

                                   John M. Stickney
                                  ----------------------
                                  Notary Public
                                            no exp.